GLOBAL EQUITY FUNDS
                                  ANNUAL REPORT

                         IAI DEVELOPING COUNTRIES FUND,
                             IAI INTERNATIONAL FUND

                                JANUARY 31, 1998

                                     [LOGO]
                                IAI MUTUAL FUNDS

                                TABLE OF CONTENTS
              IAI DEVELOPING COUNTRIES FUND, IAI INTERNATIONAL FUND

                                  ANNUAL REPORT
                                JANUARY 31, 1998

  President's Letter............................. 2

  Fund Managers' Reviews

     IAI DEVELOPING COUNTRIES FUND............... 4

     IAI INTERNATIONAL FUND...................... 8

  Fund Portfolios

     IAI DEVELOPING COUNTRIES FUND.............. 12

     IAI INTERNATIONAL FUND..................... 15

  Notes to Fund Portfolios...................... 20

  Statements of Assets and Liabilities.......... 22

  Statements of Operations...................... 23

  Statements of Changes in Net Assets........... 24

  Financial Highlights

     IAI DEVELOPING COUNTRIES FUND.............. 26

     IAI INTERNATIONAL FUND..................... 27

  Notes to Financial Statements................. 28

  Independent Auditors' Report.................. 33

  Federal Tax Information....................... 34

  IAI Mutual Fund Family........................ 36

  Adviser, Custodian, Legal Counsel,
  Independent Auditors,
  Directors...................... Inside Back Cover

                               PRESIDENT'S LETTER
              IAI DEVELOPING COUNTRIES FUND, IAI INTERNATIONAL FUND

[PHOTO]
NOEL P. RAHN
PRESIDENT

COLD MARKETS CAN TURN HOT IN NO TIME

In 1994, the U.S. and European stock markets were sluggish, Latin America was in crisis and Asia was the "economic miracle." Today, Latin America is perceived as the strongest emerging market while Asia finds itself struggling. Meanwhile, the U.S. stock market has doubled in three years. And now, Europe seems to be in the midst of its own miracle.

Thanks to advances in communications technology and falling trade barriers, we live in a global economy where companies can do business anywhere in the world and virtually no place on earth is unreachable by investors. Yet, as we've seen these past few years, markets still move quite independently of each other.

Last fall, Asia's stock markets plummeted, threatening to take the rest of the market down with them. In the United States, the Dow Jones Industrial Average, which peaked at 8,259 on August 6, 1997, fell more than 1,000 points by late October. But while Asia continued to descend, U.S. stocks staged an impressive rally. By early December, the Dow had virtually regained all its lost ground.

True, U.S. stocks took another tumble in December and January as more bad news came out of Asia and a scandal rocked the White House. But once again, the market roared back by early February as investors were reminded just how good the economy remained in the United States. The Asian debacle slowed projected U.S. growth in 1998, which bodes well for keeping interest rates and inflation low. The President submitted the first balanced federal budget in 30 years, and corporate profits, although growing slower than before, were stronger than initially projected.

In Latin America, investors also feared that the "Asian contagion" would depress other emerging markets. Although there was initial negative impact, Latin American stock markets held up surprisingly well. A few years back, the region had its own crisis, and it responded by reducing tariffs, clamping down on credit, cutting budget deficits and accelerating its privatization programs. It remains to be seen whether Asia is willing to take the same medicine to solve its economic problems.

In Europe, companies are streamlining operations, focusing on shareholder value and the upcoming transition to a single European currency beginning in 1999. In order to qualify for the Euro, a country must have limited budget deficits, low inflation and moderate interest rates--which also makes for excellent stock markets. The countries making up the European Union will comprise an economy and a bond market that is larger than that of the United States. Investor sentiment is positive in Europe, and the stock markets there have been strong since early 1997.

So as we move deeper into 1998, we can see that there are clear differences in markets throughout the world. But markets are constantly shifting. The best way to make sure you participate in the strongest areas of the world is to be diversified geographically--and be patient. Ice cold markets can turn hot in no time.

                               PRESIDENT'S LETTER
              IAI DEVELOPING COUNTRIES FUND, IAI INTERNATIONAL FUND

ECONOMIC OUTLOOK
A summary of economic outlook as provided by Larry Hill, IAI's Chief Fixed Income Officer, is presented below.

A robust economy, low inflation and excess liquidity continue to buoy financial markets. Certainly the markets have something to worry about. Asia remains a risk; and U.S. stock market valuations are high while, at the same time, U.S. interest rates have risen slightly from their earlier lows. However, economic conditions remain persistently favorable around the world.

The U.S. economy shows surprising strength, after almost seven years of expansion. Consumer confidence is at a record high, unemployment has dropped to its lowest level in 24 years and, despite the recent reversal, interest rates remain low by historical standards. Income gains have boosted tax receipts for both Federal and state governments. Budget surpluses abound, prompting widespread talk of tax cuts and new spending initiatives. The Federal Reserve is contributing ample liquidity to fuel the expansion, with money supply growing in excess of 9%.

A firm dollar and rising imports continue to restrain pricing power in the domestic economy. Falling commodity prices reflect the benefits of excess global capacity. Despite the turmoil in Asia, the price of gold remains below $300. In the United States, the rate of inflation has fallen to its lowest level since 1986, when the collapse of oil temporarily pulled consumer price inflation below 2%.

At the same time, growth in Europe is poised to accelerate. The monetary union will bring to Europe the same economic restructuring that led to the low inflation/high employment conditions that now exist in the United States. Much of Europe is currently in the midst of the "jobless expansion" phase that was experienced by the United States in the early 1990s. Many countries have met the initial guidelines for membership in the union. As a result, economic policies can become slightly more accommodative. The combination of economic restructuring and accommodative policies will produce the desired results.

Low inflation, above trend growth and accommodative policies are the ingredients of bull markets. These factors will overshadow market risks in the months ahead.

Please read the Fund Managers' Reviews which follow this letter for a detailed perspective on the Funds' performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.

Sincerely,

/s/ Noel P. Rahn

Noel P. Rahn
President

                              FUND MANAGER'S REVIEW
                          IAI DEVELOPING COUNTRIES FUND


IAI DEVELOPING COUNTRIES FUND

[PHOTO]
ROY C. GILLSON
IAI DEVELOPING COUNTRIES
FUND MANAGER


WHAT IS THE FUND'S OBJECTIVE?
The investment objective of the IAI Developing Countries Fund is to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing in companies domiciled or otherwise having substantial operations in developing countries. Since the Fund invests in issues of international stocks in lesser developed countries, investors often use it as a diversification technique in conjunction with other IAI Mutual Funds which invest in less volatile markets.

HOW HAS THE FUND PERFORMED?
For the year ended January 31, 1998, the Fund declined (23.13)% while the IFC Investable Index declined (25.60)%. Our overweighting of Egypt, Portugal, Argentina and Peru and underweighting of Indonesia, Malaysia and the Philippines, plus cash balances, contributed positively to performance. Conversely, an overweighting of China and Thailand and an underweighting of Turkey, Colombia and Mexico detracted from our results.

WHICH HOLDINGS WERE PARTICULARLY SUCCESSFUL FOR THE FUND? WERE THERE ANY DISAPPOINTMENTS?
Our best performing stocks during the year include Delta Informatics in Greece (3.90%); and Telefonos de Mexico and ICH in Mexico (3.04% and 2.00%, respectively). The most disappointing returns were seen in Southeast Asia:
Srithai Superware and Siam City Bank in Thailand (0.15% and 0.13%, respectively); and Semen Cibinong in Indonesia (0.31%). (Figures in parentheses refer to percentage of net assets.)


WERE THERE ANY SIGNIFICANT CHANGES IN PORTFOLIO COMPOSITION?
Following the collapse in the Asian markets, we conducted an extensive review of each holding. Several holdings were sold based on our re-assessment of risk, and we added to several holdings in Thailand, Hong Kong and Malaysia. In Latin America, Europe and the Middle East, several holdings which had reached our price targets during the year were sold.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?
After a sustained period of gains, emerging equity markets fell sharply late in the year. The markets of Southeast Asia collapsed in the second half of the year. Latin American markets initially performed well, and Brazil in particular saw strong gains as the privatization process progressed satisfactorily. These markets subsequently declined in the second half in reaction to the Asian crisis, but recovered as investors viewed the region as a safe haven. European and Middle Eastern markets were mixed.

WHAT IS YOUR OUTLOOK FOR THE FUND?
Emerging markets continue to offer select opportunities on a long-term basis. The recent crisis in Asia will reduce growth prospects over the medium term, but above-average long-term growth expectations remain intact. The current pressures on currencies and share prices have brought markets back to attractive valuation levels. The long-term success of Latin America strongly depends on Brazil's economy, and so far, there has been steady progress and the privatization process is now well established. Higher-risk opportunities exist within Eastern Europe.

                              FUND MANAGER'S REVIEW
                          IAI DEVELOPING COUNTRIES FUND

PORTFOLIO WEIGHTING:
IAI DEVELOPING COUNTRIES FUND VS. IFC INVESTABLE INDEX

                                         1/31/98
                           -------------------------------      Country Returns
                           IAI Developing     IFCInvestable       for the Year
                           Countries Fund        Index           Ended 1/31/98
--------------------------------------------------------------------------------
 AFRICA
   Egypt                         1%                 1%                --%
   South Africa                  5                 14                (11%)
 EUROPE
   Czech Republic                2                --                 (30%)
   Greece                        5                  2                  5%
   Hungary                     --                 --                  15%
   Morocco                     --                 --                  --%
   Poland                        3                  1                (23%)
   Portugal                      8                  4                 48%
   Russia                      --                 --                  --%
   Turkey                        2                  5                 27%
   United Kingdom              --                 --                  --%
 FAR EAST
   China                         4                  1                (46%)
   Hong Kong                     2                --                  --%
   India                         2                  2                (13%)
   Indonesia                   --                   1                (84%)
   Israel                        4                  2                 --%
   Malaysia                      6                  6                (76%)
   Pakistan                    --                 --                  (2%)
   Philippines                   1                  1                (64%)
   South Korea                   4                  3                (50%)
   Sri Lanka                   --                 --                  13%
   Taiwan                        5                  9                (15%)
   Thailand                      4                  1                (69%)
 LATIN AMERICA
   Argentina                     7                  5                 (1%)
   Brazil                       10                 12                  2%
   Chile                         7                  6                (19%)
   Colombia                    --                 --                   9%
   Mexico                        8                 13                 16%
   Peru                          8                  1                 (7%)
   Venezuela                   --                 --                   8%
 OTHER COUNTRIES                 2                 10
 CASH                          --                 --
------------------------------------------------------
 TOTAL                         100%               100%
------------------------------------------------------

                              FUND MANAGER'S REVIEW
                          IAI DEVELOPING COUNTRIES FUND

                             TOP TEN STOCK HOLDINGS


                                                                                         % of Net Assets
                                                                                    -------------------------
 Issues                                   Country         Industry                  1/31/98           1/31/97
--------------------------------------------------------------------------------------------------------------
 Banco Totta y Acores                     Portugal        Financial                  4.72               --
 Taipei Fund                              Taiwan          Financial                  4.58              4.26
 Delta Informatics                        Greece          Capital Equipment          3.90              1.75
 YPF ADR                                  Argentina       Energy                     3.49               --
 Enersis ADR                              Chile           Energy                     3.29              2.71
 Telefonica de Argentina ADR              Argentina       Services                   3.23              2.32
 Elektrim                                 Poland          Capital Equipment          3.15              2.00
 Bidvest                                  South Africa    Consumer Goods             3.09              1.99
 Telefonos de Mexico ADR                  Mexico          Services                   3.04              2.28
 Guangdong Electric Power
   Development Class B                    China           Energy                     3.01              1.76
--------------------------------------------------------------------------------------------------------------
 TOTAL                                                                              35.50%            19.07%
--------------------------------------------------------------------------------------------------------------

TOP FIVE COUNTRIES
% OF NET ASSETS

[GRAPH]

BRAZIL     9.4%
          13.0%

MEXICO     8.1%
          11.1%

PERU       7.8%
           3.9%

PORTUGAL   7.6%
           4.1%

CHILE      7.0%
           2.7%

AS OF 1/31/98
AS OF 1/31/97

                              FUND MANAGER'S REVIEW
                          IAI DEVELOPING COUNTRIES FUND

[GRAPH]

VALUE OF A $10,000 INVESTMENT+

             IAI DEVELOPING
             COUNTRIES FUND      IFC
              (INCEPTION      INVESTABLE
               2/10/95)         INDEX

2/10/95        $10,000        $10,000
1/31/96         10,852         11,457
1/31/97         11,419         12,379
1/31/98          8,777          9,211


AVERAGE ANNUAL RETURNS+
THROUGH 1/31/98
                                                                 Since Inception
                                                  1 Year             2/10/95
--------------------------------------------------------------------------------
 IAI DEVELOPING COUNTRIES FUND                        (23.13%)         (4.28%)
--------------------------------------------------------------------------------
 IFCInvestable Index                                  (25.60%)         (2.71%)*

+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
*  SINCE 2/1/95

NOTE TO CHAIRMAN'S LETTER & FUND MANAGER'S REVIEW
PERFORMANCE DATA FOR THE IAI DEVELOPING COUNTRIES FUND INCLUDES CHANGES IN SHARE VALUE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN AND PRINCIPAL MAY FLUCTUATE, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.

                              FUND MANAGER'S REVIEW
                             IAI INTERNATIONAL FUND


IAI INTERNATIONAL FUND

[PHOTO]
ROY C. GILLSON
IAI INTERNATIONAL
FUND MANAGER


WHAT IS THE FUND'S OBJECTIVE?
The primary investment objective of the IAI International Fund is capital appreciation. A secondary objective is current income, principally from dividends. Typically, the Fund invests in stocks representative of the Morgan Stanley Europe Australia and Far East (EAFE) Index. However, the Fund also invests in other countries, including developing countries.

HOW HAS THE FUND PERFORMED?
For the year ended January 31, 1998, the IAI International Fund declined (1.04%). The EAFE Index generated a return of 10.59% but the IFC Investable Index declined (25.60%).
     The Fund's overweighting of France and underweighting of Japan and Malaysia, together with currency hedging, contributed positively to performance. Conversely, an underweighting of Italy, Scandinavia and Switzerland, and an overweighting of Australasia, Singapore and emerging markets detracted from performance.

WHICH HOLDINGS WERE PARTICULARLY SUCCESSFUL FOR THE FUND? WERE THERE ANY DISAPPOINTMENTS?
Our best performing stocks were in Europe: Brisa in Portugal (0.47%); Dexia in France (1.50%) and the Energy Group in the UK (2.73%). Disappointments focused on the Far East: Land & General and Cement Industries in Malaysia (0.43% and 0.15%, respectively); and Mitsui Wood Systems in Japan (0.32%). (Figures in parentheses refer to percentage of net assets.)

WERE THERE ANY SIGNIFICANT CHANGES IN PORTFOLIO COMPOSITION?
The year began well and most equity markets saw gains during the first half. However, a collapse in confidence in Asia that began in Thailand spread broadly in the second half of the year, while European markets and the United States continued to gain ground.
     Many of our European stocks reached their price targets and were sold. We selectively re-invested the proceeds in Japanese and Southeast Asian companies that had fallen to attractive valuation levels following sharp price declines. We initiated a series of purchases in small cap companies which offer excellent long-term value.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?
In the Far East, the collapse in confidence in Asia spread broadly: Malaysia fell 72% during the year. Other Southeast Asian countries suffered dramatic losses as well. Australasian markets declined by more modest amounts as investors moved money into these more predictable economies. European markets were also seen as a relatively safe haven, although companies with Asian sales or competition are likely to suffer in the future. Strong double-digit gains were seen in most of these markets. Emerging markets in general were weak, as they felt the impact of the Asian crisis.

WHAT IS YOUR OUTLOOK FOR THE FUND?
During the course of the year, international equity markets declined from relatively high levels. Small cap companies are offering particularly attractive long-term value. Economic activity continues to provide earnings support, but growth has faded. We believe company profits in Europe and Japan will benefit from currency declines against the dollar. We remain invested in Southeast Asia, given the attractive levels of valuation. We are also maintaining a strong presence in France and the UK, European markets which offer superior value. Emerging markets continue to offer select opportunities on a long-term basis, with Latin American markets favored over other regions.

                              FUND MANAGER'S REVIEW
                             IAI INTERNATIONAL FUND

PORTFOLIO WEIGHTING:
IAI INTERNATIONAL FUND VS. EAFE INDEX

                                     1/31/98
                        --------------------------------       Country Returns
                               IAI               EAFE           for the Year
                        International Fund       Index          Ended 1/31/98
------------------------------------------------------------------------------
 AFRICA
   South Africa                --%                --%                 --%
 EUROPE
   Belgium                     --                   1                 16%
   Denmark                     --                   1                 30%
   Finland                       2                  1                 19%
   France                       19                  8                 14%
   Germany                       9                  9                 29%
   Ireland                       1                --                  25%
   Italy                       --                   4                 35%
   Netherlands                   3                  5                 27%
   Norway                      --                   1                 (6%)
   Portugal                      3                  1                 48%
   Spain                         3                  3                 39%
   Sweden                      --                   3                 14%
   Switzerland                   1                  8                 46%
   United Kingdom               14                 22                 32%
 FAR EAST
   Australia                     3                  3                  1%
   China                         1                --                  --%
   Hong Kong                     4                  3                (33%)
   Indonesia                   --                 --                  --%
   Israel                      --                 --                  --%
   Japan                        17                 25                 (7%)
   Malaysia                      1                  1                (72%)
   New Zealand                   2                --                 (14%)
   Singapore                     2                  1                 44%
   South Korea                 --                 --                  --%
   Taiwan                      --                 --                  --%
 LATIN AMERICA
   Argentina                     1                --                  (1%)
   Brazil                        1                --                   2%
   Chile                         1                --                 (19%)
   Mexico                        1                --                  16%
   Peru                          1                --                  (7%)
 OTHER COUNTRIES                 5                --
 CASH                            5                --
-----------------------------------------------------------
 TOTAL                         100%               100%
-----------------------------------------------------------

                              FUND MANAGER'S REVIEW
                             IAI INTERNATIONAL FUND

TOP TEN STOCK HOLDINGS


                                                                                         % of Net Assets
                                                                                   --------------------------
 Issues                                  Country             Industry                   1/31/98      1/31/97
-------------------------------------------------------------------------------------------------------------
 Energy Group                            United Kingdom      Energy                      2.74          --
 Iberdrola                               Spain               Energy                      2.66          --
 Bayer                                   Germany             Materials                   2.50         2.29
 Hitachi                                 Japan               Capital Equipment           2.44         3.30
 Compagnie Financiere de Paribas         France              Financial                   2.44          --
 Koninklijke PTT Nederland               Netherlands         Services                    2.42         2.09
 Eisai                                   Japan               Consumer Goods              2.29         0.58
 Nippon Telegraph & Telephone            Japan               Services                    2.23         4.00
 Lyonnaise des Eaux-Dumez                France              Services                    2.20         2.80
 Jardine Strategic                       Hong Kong           Multi-Industry              2.15         2.98
-------------------------------------------------------------------------------------------------------------
 TOTAL                                                                                  24.07        18.04%
-------------------------------------------------------------------------------------------------------------


TOP FIVE COUNTRIES
% OF NET ASSETS

FRANCE              17.5%
                    12.5%
JAPAN               16.4%
                    20.4%
UNITED KINGDOM      13.4%
                    15.5%
GERMANY              8.6%
                     4.8%
HONG KONG            4.4%
                     6.0%

AS OF 1/31/98
AS OF 1/31/97

                              FUND MANAGER'S REVIEW
                             IAI INTERNATIONAL FUND


VALUE OF $10,000 INVESTMENT+

                 IAI
             INTERNATIONAL      EAFE
                 FUND           INDEX

1/31/88        $10,000        $10,000
1/31/89         12,631         12,855
1/31/90         14,074         13,476
1/31/91         12,773         11,099
1/31/92         14,726         11,837
1/31/93         13,872         10,661
1/31/94         20,034         15,371
1/31/95         17,972         14,728
1/31/96         21,590         17,155
1/31/97         22,104         17,536
1/31/98         21,879         19,394

AVERAGE ANNUAL RETURNS+
THROUGH 1/31/98

                                          1 Year     5 Years     10 Years
-------------------------------------------------------------------------
 IAI INTERNATIONAL FUND                    (1.04%)     9.54%        8.15%
-------------------------------------------------------------------------
 EAFE Index                                10.59%     12.71%        6.85%

+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


NOTE TO CHAIRMAN'S LETTER & FUND MANAGER'S REVIEW
PERFORMANCE DATA FOR THE IAI INTERNATIONAL FUND INCLUDES CHANGES IN SHARE VALUE AND ASSUMES REIN-VESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN AND PRINCIPAL MAY FLUCTUATE, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.

                                 FUND PORTFOLIO
                          IAI DEVELOPING COUNTRIES FUND

                                JANUARY 31, 1998
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)


COMMON STOCKS - 94.4%
                                             January 31, 1998
                                                             Market
                                       Quantity             Value (a)
--------------------------------------------------------------------------------
ARGENTINA - 6.7%
Telefonica de Argentina Class B
   ADR (Services)                       7,400        $        256,225
YPF Class D ADR (Energy)                9,100                 276,981
                                                     ----------------
                                                              533,206
--------------------------------------------------------------------------------
BRAZIL - 6.1%
Electricidade do Estado da
Bahia (Energy) (b)                  2,600,000                 155,106
Telecomunicacoes Brasileiras
   (Services)                       1,100,000                 100,881
Telecomunicacoes Brasileiras
   ADR (Services)                       1,000                 111,000
Usinas Siderurgicas de Minas
   Gerais ADR (Materials)              19,700                 108,350
Usinas Siderurgicas de Minas
   Gerais ADR (Materials) (c)           2,100                  11,550
                                                     ----------------
                                                              486,887
--------------------------------------------------------------------------------
CANADA - 1.8%
Namibian Minerals ADR
   (Materials) (b)                     54,500                 139,656
--------------------------------------------------------------------------------
CHILE - 7.0%
Banco de A. Edwards
   Series A ADR(Financial)             10,450                 157,404
Enersis ADR (Energy)                    9,873                 261,017
Five Arrows Chile Investment
   Trust (Financial)                   66,001                 141,902
                                                     ----------------
                                                              560,323
--------------------------------------------------------------------------------
CHINA - 4.3%
Guangdong Electric Power
   Development Class B
   (Energy)                            512,400                239,034
Sinocan (Consumer Goods)               770,000                101,492
                                                     ----------------
                                                              340,526
--------------------------------------------------------------------------------
CZECH REPUBLIC - 1.6%
Skoda Plzen
   (Consumer Goods) (b)                  9,470                130,928
--------------------------------------------------------------------------------
EGYPT - 1.3%
Suez Cement GDR (Materials) (c)          5,500       $        101,888
--------------------------------------------------------------------------------
GREECE - 5.2%
Delta Informatics
   (Capital Equipment)                  14,000                309,413
Texniki Et Boloy
   (Capital Equipment)                  24,000                100,698
                                                     ----------------
                                                              410,111
--------------------------------------------------------------------------------
HONG KONG - 2.1%
Giordano International
   (Consumer Goods)                    640,000                165,408
--------------------------------------------------------------------------------
INDIA - 2.4%
Grasim Industries GDR
   (Multi - Industry)                   11,900                 92,225
Indian Petrochemicals GDR
   (Materials)                          23,350                 96,319
                                                     ----------------
                                                              188,544
--------------------------------------------------------------------------------
INDONESIA - 0.3%
Semen Cibinong (Materials)             796,250                 24,646
--------------------------------------------------------------------------------
ISRAEL - 4.1%
Blue Square-Israel
   (Consumer Goods) (b)                 10,400                 91,570
Blue Square-Israel ADR
   (Consumer Goods)                      7,500                 97,500
Tadiran Telecommunications
   ADR (Services) (c)                   11,800                135,700
                                                     ----------------
                                                              324,770
--------------------------------------------------------------------------------
MALAYSIA - 6.0%
Golden Hope Plantations
   (Materials)                         198,000                211,208
Land & General
   (Multi-Industry)                    386,800                 71,234
Petronas Dagangan Berhad
   (Energy)                            229,577                194,375
                                                     ----------------
                                                              476,817
--------------------------------------------------------------------------------

            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 20

                                 FUND PORTFOLIO
                          IAI DEVELOPING COUNTRIES FUND

                                JANUARY 31, 1998
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

COMMON STOCKS (CONT.)

                                                               Market
                                         Quantity             Value (a)
--------------------------------------------------------------------------------
MEXICO - 8.1%
Corporacion GEO Series B
   (Financial) (b)                      17,400       $         91,936
Grupo Carso Series A-1
   (Multi-Industry) (c)                 25,750                150,665
Industrias Series B
   (Capital Equipment) (b)              41,200                159,248
Telefonos de Mexico ADR
   (Services)                            4,910                241,818
                                                     ----------------
                                                              643,667
--------------------------------------------------------------------------------
PERU - 7.8%
Credicorp (Financial)                    3,500                 61,285
Credicorp ADR (Financial)                8,750                152,031
Edegel Communications
   Series B (Energy)                   537,000                211,196
Telefonica de Peru Class B ADR
   (Services)                           10,100                198,213
                                                     ----------------
                                                              622,725
--------------------------------------------------------------------------------
PHILIPPINES - 0.9%
Philippine Long Distance
   Telephone (Services)                  2,827                 69,266
                                                     ----------------
--------------------------------------------------------------------------------
POLAND - 3.1%
Elektrim (Capital Equipment)            25,300                249,894
--------------------------------------------------------------------------------
PORTUGAL - 7.6%
Banco Comercial Portugues
   (Financial)                           6,800                155,058
Banco Totta y Acores
   (Financial)                          16,900                374,973
Brisa-Auto
   (Capital Equipment) (b)               1,783                 74,641
                                                     ----------------
                                                              604,672
--------------------------------------------------------------------------------
SOUTH AFRICA - 4.9%
Bidvest (Consumer Goods)                27,500                245,088
South African Iron & Steel
   Industrial (Materials)              403,000                144,483
                                                     ----------------
                                                              389,571
--------------------------------------------------------------------------------
SOUTH KOREA - 2.8%
Pohang Iron & Steel, foreign
   (Materials) (b)                       2,695       $        144,299
Samsung Electronics, foreign
   (Consumer Goods) (b)                  1,340                 76,408
                                                     ----------------
                                                              220,707
--------------------------------------------------------------------------------
TAIWAN - 4.6%
Taipei Fund IDR (Financial) (b)             36 (f)            363,600
--------------------------------------------------------------------------------
THAILAND - 3.8%
Charoen Pokphand Feedmill,
   foreign (Consumer Goods)             66,000                105,100
Hana Microelectronics, foreign
   (Capital Equipment)                  66,500                171,450
Siam City Bank, foreign
   (Financial)                         435,000                 10,720
Srithai Superware, foreign
   (Consumer Goods)                     59,550                 11,854
                                                     ----------------
                                                              299,124
--------------------------------------------------------------------------------
TURKEY - 1.9%
Tofas Turk Otomobil GDR
   (Consumer Goods)                    530,000                127,200
Tofas Turk Otomobil GDR
   (Consumer Goods) (c)                100,000                 24,000
                                                     ----------------
                                                              151,200
================================================================================
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $10,538,396).............. $  7,498,136
================================================================================

            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 20

                                 FUND PORTFOLIO
                          IAI DEVELOPING COUNTRIES FUND

                                JANUARY 31, 1998

NON CONVERTABLE PREFERRED
STOCKS - 4.2%


                                                          Market
                                     Quantity            Value (a)
--------------------------------------------------------------------------------
BRAZIL - 3.3%
Banco Nacional
   (Financial) (b) (d)               5,300,000       $             --
Centrais Electricas de Santa
   Catarina Series B (Energy)          140,000                127,148
Centrais Electricas de Santa
   Catarina Series B GDR
   (Energy) (c)                            304                 29,488
Empresa Nacional de Comercio
   (Consumer Goods) (b)                295,500                    960
Petroleo Brasileiro (Energy)           500,000                106,847
Tecidos Norte de Minas
   (Consumer Goods)                        500                    113
                                                     ----------------
                                                              264,556
--------------------------------------------------------------------------------
SOUTH KOREA - 0.9%
Samsung Electronics, foreign
   (Consumer Goods) (b)                  3,433                 67,647
================================================================================
TOTAL INVESTMENTS IN NON-CONVERTIBLE
PREFERRED STOCKS
(COST: $614,965)................ $     332,203
================================================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $11,153,361) (G)......... $   7,830,339
================================================================================
OTHER ASSETS AND LIABILITIES (NET) - 1.4%
 ................................ $     112,755
================================================================================
TOTAL NET ASSETS
 ................................ $   7,943,094
================================================================================

            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 20

                                 FUND PORTFOLIO
                             IAI INTERNATIONAL FUND

                                JANUARY 31, 1998
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

COMMON STOCKS - 82.0%
                                                             Market
                                      Quantity             Value (a)
---------------------------------------------------------------------
ARGENTINA - 0.6%
Telefonica de Argentina Class B
   ADR (Services)                        4,600        $       159,275
YPF Class D ADR (Energy)                 6,500                197,844
                                                    -----------------
                                                              357,119
---------------------------------------------------------------------
AUSTRALIA - 2.8%
Commonwealth Bank of Australia
   (Financial)                          64,000                800,547
Henry Walker Group (Energy)            130,000                210,281
M.I.M. Holdings (Material)           1,209,000                754,070
                                                    -----------------
                                                            1,764,898
---------------------------------------------------------------------
BELGIUM - 0.3%
Compagnie Maritime Belge
   (Services)                            2,650                196,114
---------------------------------------------------------------------
BRAZIL - 0.5%
Electricidade do Estado da Bahia
   (Energy) (b)                      1,600,000                 95,450
Telecomunicacoes Brasileiras
   (Services)                          690,000                 63,280
Telecomunicacoes Brasileiras
   ADR (Services)                          760                 84,360
Usinas Siderurgicas de Minas
   Gerais ADR (Materials)               13,250                 72,875
                                                    -----------------
                                                              315,965
---------------------------------------------------------------------
CANADA - 0.2%
Namibian Minerals ADR
   (Materials) (b)                      40,000                102,500
---------------------------------------------------------------------
CHILE - 0.6%
Banco de A. Edwards
   Series A ADR (Financial)              6,525                 98,282
Enersis ADR (Energy)                     7,200                190,350
Five Arrows Chile Investment
   Trust (Financial)                    41,350                 88,903
                                                    -----------------
                                                              377,535
---------------------------------------------------------------------
CHINA - 0.5%
Guangdong Electric Power
   Development Class B
   (Energy)                            373,300        $       174,144
Sinocan (Consumer Goods)             1,054,693                139,017
                                                    -----------------
                                                              313,161
---------------------------------------------------------------------
CZECH REPUBLIC - 0.1%
Skoda Plzen (Consumer Goods) (b)         5,300                 73,275
---------------------------------------------------------------------
EGYPT - 0.1%
Suez Cement GDR (Materials) (c)          4,800                 88,920
---------------------------------------------------------------------
FINLAND - 1.9%
UPM-Kymmene (Materials)                 54,000              1,190,179
---------------------------------------------------------------------
FRANCE - 11.7%
Compagnie Financiere de
   Paribas Class A (Financial)          17,250              1,544,103
Dexia France (Financial)                 8,000                952,630
Eridania Beghin-Say
   (Consumer Goods)                      6,650              1,184,008
La Rochette (Materials) (b)             49,250                195,488
Lafarge (Materials)                     15,700              1,000,676
Lyonnaise des Eaux-Dumez
   (Services)                           11,700              1,393,221
Societe Television Francaise
   (Services)                           10,500              1,126,838
                                                    -----------------
                                                            7,396,964
---------------------------------------------------------------------
GERMANY - 7.7%
Bayer (Materials)                       42,150              1,584,084
Berliner Elektro Holding
   (Capital Equipment)                   6,750                107,084
BHF-Bank (Financial)                     4,688                138,614
Deutsche Telekom (Services)             71,310              1,244,414
Dyckerhoff & Widmann
   (Materials)                           2,300                239,059
Fuchs Petrolub (Materials)               1,950                214,415


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 20

                                 FUND PORTFOLIO
                             IAI INTERNATIONAL FUND

                                JANUARY 31, 1998

COMMON STOCKS (CONT.)

                                                             Market
                                      Quantity             Value (a)
---------------------------------------------------------------------
GERMANY - (CONT.)
KM Europa Metal (Materials)              2,675        $       280,963
Puma (Consumer Goods)                    3,350                 73,762
RWE (Energy)                            17,708                990,505
                                                       --------------
                                                            4,872,900
---------------------------------------------------------------------
GREECE - 0.4%
Delta Informatics
   (Capital Equipment)                   9,500                209,959
Texniki Et Boloy
   (Capital Equipment)                  16,250                 68,181
                                                       --------------
                                                              278,140
---------------------------------------------------------------------
HONG KONG - 4.4%
Giordano International
   (Consumer Goods)                    899,000                232,345
Jardine Strategic
   (Multi-Industry)                    549,019              1,361,567
Mandarin Oriental International
   (Services)                          200,000                136,000
South China Morning Post
   (Services)                           71,000                 48,168
Swire Pacific Class A
   (Multi-Industry)                    204,000                927,932
Swire Pacific Class B
   (Multi-Industry)                    114,000                 88,389
                                                       --------------
                                                            2,794,401
---------------------------------------------------------------------
INDIA - 0.2%
Grasim Industries GDR
   (Multi-Industry)                      8,978                 69,580
Indian Petrochemicals GDR
   (Materials)                          17,425                 71,878
                                                       --------------
                                                              141,458
---------------------------------------------------------------------
INDONESIA - 0.0%
Semen Cibinong (Materials)             547,500        $        16,946
---------------------------------------------------------------------
IRELAND - 0.6%
Irish Life (Financial)                  58,257                373,857
---------------------------------------------------------------------
ISRAEL - 0.4%
Blue Square-Israel
   (Consumer Goods) (b)                  6,300                 55,470
Blue Square-Israel ADR
   (Consumer Goods)                      6,700                 87,100
Tadiran Telecommunications
   ADR (Services) (c)                    8,900                102,350
                                                       --------------
                                                              244,920
---------------------------------------------------------------------
ITALY - 0.4%
Banco Popolare di Milano
   (Financial)                           7,838                 64,399
Burgo (Cartiere) (Materials)               116                    755
Caffaro (Materials)                    200,000                207,293
                                                       --------------
                                                              272,447
---------------------------------------------------------------------
JAPAN - 16.4%
Aiwa (Consumer Goods)                   22,400                639,495
Eisai (Consumer Goods)                  99,000              1,452,208
Hitachi (Capital Equipment)            196,000              1,545,742
Japan Industrial Land Development
   (Capital Equipment)                  54,000                170,347
Mazda Motor
   (Consumer Goods) (b)                465,000              1,107,492
Mitsui Wood Systems
   (Capital Equipment)                  60,000                203,470
Namco (Consumer Goods)                  31,000                909,464
New Japan Radio
   (Capital Equipment)                  45,000                195,189

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 20

                                 FUND PORTFOLIO
                             IAI INTERNATIONAL FUND

                                JANUARY 31, 1998

COMMON STOCKS (CONT.)

                                                             Market
                                      Quantity             Value (a)
---------------------------------------------------------------------
JAPAN - (CONT.)
Nippon Telegraph & Telephone
   (Services)                              312        $     1,414,827
Nippon Yusen Kabushiki
   Kaish (Services)                    371,000              1,097,200
Sekisui Chemical (Materials)           143,000              1,002,579
Toray Industries (Materials)           104,000                510,978
Toyoda Gosei (Materials)                41,000                147,768
                                                       --------------
                                                           10,396,759
---------------------------------------------------------------------
MALAYSIA - 1.1%
Boustead Holdings Berhad
   (Multi - Industry)                  160,000                102,939
Cement Industries of Malaysia
   (Materials)                         270,000                 97,510
Golden Hope Plantations
   (Materials)                         123,000                131,205
Land & General
   (Multi - Industry)                1,462,000                269,245
Malaysian International
   Shipping, foreign (Services)            333                    454
Petronas Dagangan Berhad
   (Energy)                            154,000                130,387
                                                       --------------
                                                              731,740
---------------------------------------------------------------------
MEXICO - 0.7%
Corporacion GEO Series B
   (Financial) (b)                      10,600                 56,007
Grupo Carso Series A-1
   (Multi-Industry) (c)                 16,100                 94,202
Industrias Series B
   (Capital Equipment) (b)              25,800                 99,723
Telefonos de Mexico ADR
   (Services)                            3,400                167,451
                                                       --------------
                                                              417,383
---------------------------------------------------------------------
NETHERLANDS - 3.4%
European Vinyls (Materials)              8,405        $       150,971
Koninklijke Boskalis Westminster
   (Capital Equipment)                  13,750                218,275
Koninklijke PTT Nederland
   (Services)                           35,500              1,535,536
Macintosh N.V. (Consumer Goods)         12,500                267,610
                                                       --------------
                                                            2,172,392
---------------------------------------------------------------------
NEW ZEALAND - 1.9%
Carter Holt Harvey (Materials)         525,800                812,046
Restaurant Brands
   (Consumer Goods) (b)                190,000                166,725
Wrightson (Services)                   435,000                211,214
                                                       --------------
                                                            1,189,985
---------------------------------------------------------------------
PERU - 0.7%
Credicorp (Financial)                    2,700                 47,277
Credicorp ADR (Financial)                6,500                112,938
Edegel Communications
   Series B (Energy)                   336,000                132,145
Telefonica de Peru Class B ADR
   (Services)                            6,250                122,656
                                                       --------------
                                                              415,016
---------------------------------------------------------------------
PHILIPPINES - 0.1%
Philippine Long Distance
   Telephone (Services)                  2,000                 49,004
---------------------------------------------------------------------
POLAND - 0.1%
Elektrim (Capital Equipment)             3,000                 29,632
---------------------------------------------------------------------
PORTUGAL - 3.1%
Banco Comercial Portugues
   (Financial)                          25,808                588,490
Banco Totta y Acores (Financial)        48,206              1,069,584
Brisa-Auto
   (Capital Equipment) (b)               7,205                301,620
                                                       --------------
                                                            1,959,694
---------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 20

                                 FUND PORTFOLIO
                             IAI INTERNATIONAL FUND

                                JANUARY 31, 1998

COMMON STOCKS (CONT.)

                                                             Market
                                      Quantity             Value (a)
---------------------------------------------------------------------
SINGAPORE - 2.3%
Amtek Engineering
   (Capital Equipment)                 250,000        $       119,394
GPE Industries
   (Capital Equipment)                 230,000                142,600
Hong Leong Finance
   (Financial)                         150,000                114,444
Singapore Airlines (Services)          119,639                780,406
United Overseas Bank
   (Financial)                          73,587                274,290
                                                       --------------
                                                            1,431,134
---------------------------------------------------------------------
SOUTH AFRICA - 0.4%
Bidvest (Consumer Goods)                19,400                172,899
South African Iron & Steel
   Industrial (Materials)              300,249                107,644
                                                       --------------
                                                              280,543
---------------------------------------------------------------------
SOUTH KOREA - 0.2%
Pohang Iron & Steel, foreign
   (Materials) (b)                       1,900                101,732
Samsung Electronics, foreign
   (Consumer Goods) (b)                    934                 53,258
                                                       --------------
                                                              154,990
---------------------------------------------------------------------
SPAIN - 3.2%
Banco de Valencia (Financial)            8,000                180,651
Catalana Occidente (Financial)           3,400                177,683
Iberdrola (Energy)                     111,500              1,686,942
                                                       --------------
                                                            2,045,276
---------------------------------------------------------------------
SWEDEN - 0.2%
Argonaut (Services) (b)                 65,149                107,671
---------------------------------------------------------------------
SWITZERLAND - 0.7%
Danzas Holding (Services)                1,250                243,545
Forbo Holding (Materials)                  405                171,540
                                                       --------------
                                                              415,085
---------------------------------------------------------------------
TAIWAN - 0.4%
Taipei Fund IDR (Financial) (b)             23(f)     $       232,300
---------------------------------------------------------------------
THAILAND - 0.3%
Charoen Pokphand Feedmill,
   foreign (Consumer Goods)             25,000                 39,810
Hana Microelectronics, foreign
   (Capital Equipment)                  50,000                128,910
Siam City Bank, foreign
   (Financial)                         308,250                  7,597
Srithai Superware, foreign
   (Consumer Goods)                     39,100                  7,783
                                                       --------------
                                                              184,100
---------------------------------------------------------------------
UNITED KINGDOM - 13.4%
British Steel (Materials)              400,200                863,712
Energy Group (Energy)                  141,000              1,732,470
Eurocamp (Services)                     68,000                270,167
FKI (Capital Equipment)                191,300                514,516
Greenalls Group (Services)              36,025                240,316
Imperial Tobacco Group
   (Consumer Goods)                    159,000              1,162,043
Low & Bonar (Consumer Goods)            52,000                246,558
Peninsular and Oriental Steam
   Navigation (Services)                71,169                814,529
Rolls-Royce
   (Capital Equipment)                 286,000                967,953
Sears (Services)                       838,300                692,163
Tomkins (Multi - Industry)             181,000                976,586
                                                       --------------
                                                            8,481,013
=====================================================================
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $56,772,558).................................... $  51,865,416
=====================================================================

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 20

                                 FUND PORTFOLIO
                             IAI INTERNATIONAL FUND

                                JANUARY 31, 1998

NON-CONVERTIBLE PREFERRED
STOCKS - 1.3%

                                                             Market
                                      Quantity             Value (a)
---------------------------------------------------------------------
AUSTRIA - 0.1%
Baumax Aktiengesellschaft
   (Consumer Goods)                      3,750        $        68,808
---------------------------------------------------------------------
BRAZIL - 0.3%
Centrais Electricas de Santa Catarina
   Series B (Energy)                    84,000                 76,289
Centrais Electricas de Santa Catarina
   Series B GDR (Energy) (c)               190                 18,430
Petroleo Brasileiro (Energy)           380,000                 81,204
                                                       --------------
                                                              175,923
---------------------------------------------------------------------
GERMANY - 0.8%
Koenig & Bauer-Albert
   (Capital Equipment)                   2,200                252,735
Rheinmetall (Capital Equipment)         16,700                291,428
                                                       --------------
                                                              544,163
---------------------------------------------------------------------
SOUTH KOREA - 0.1%
Samsung Electronics, foreign
   (Consumer Goods) (b)                  3,600                 70,937
=====================================================================
TOTAL INVESTMENTS IN NON-CONVERTIBLE
PREFERRED STOCKS
(COST: $1,170,127)..................................... $     859,831
=====================================================================

OTHER SECURITIES - 5.8%

                                       Ownership           Market
                                     Percentage (e)       Value (a)
---------------------------------------------------------------------
FRANCE - 5.8%
Qualis (LIMITED PARTNERSHIP) (b)          2.69%       $     3,675,270
=====================================================================
TOTAL INVESTMENTS IN OTHER SECURITIES
(COST: $3,709,515)................................... $     3,675,270
=====================================================================
TOTAL INVESTMENTS IN LONG-TERM SECURITIES
(COST: $61,652,200).................................. $    56,400,517
=====================================================================


SHORT-TERM SECURITIES - 4.7%

                                           Principal        Market
                 Rate      Maturity          Amount        Value (a)
---------------------------------------------------------------------
COMMERCIAL PAPER - 4.7%
Associates (Financial)
                 5.59%     02/02/98     $   3,000,000    $ 2,999,534
=====================================================================
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
(COST: $2,999,534).....................                  $ 2,999,534
=====================================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $64,651,734) (G)................                  $59,400,051
=====================================================================
OTHER ASSETS AND LIABILITIES (NET) - 6.2%
 .......................................                  $ 3,948,596
=====================================================================
TOTAL NET ASSETS
 .......................................                  $63,348,647
=====================================================================


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 20

                            NOTES TO FUND PORTFOLIOS
              IAIDEVELOPING COUNTRIES FUND, IAI INTERNATIONAL FUND

                                JANUARY 31, 1998

                                       (a)

Market values of securities are stated in U.S. dollars and are determined as described in Note 1 to the financial statements, under "Security Valuation."


                                       (b)

Currently non-income producing security.


                                       (c)

Represents security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933. This issue may be only sold to other qualified institutional buyers and is considered liquid under guidelines established by the Board of Directors.


                                       (d)

This security is valued at $0 under guidelines established by the Board of Directors and is illiquid.


                                       (e)

Restricted securities generally must be registered with the Securities and Exchange Commission under the Securities Act of 1933 prior to being sold to the public and are considered illiquid. For the restricted security issue held at January 31, 1998, the Fund held no unrestricted securities of the same issuer as of either the date the purchase price was agreed to or the date the Fund first obtained an enforceable right to obtain the security. The restricted security held was acquired on 04/02/96 and 01/13/98 for a total cost of $3,709,515.


                                       (f)

Quantity disclosed in units. One unit represents 100 shares.


                                       (g)

At January 31, 1998, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:


                           IAI DEVELOPING COUNTRIES      IAI INTERNATIONAL
                                     FUND                      FUND
--------------------------------------------------------------------------
Cost for federal tax purposes       $ 11,381,311          $ 65,458,545
                              ============================================
Gross unrealized appreciation       $    574,517          $  3,962,394
Gross unrealized depreciation         (4,125,489)          (10,020,888)
                              --------------------------------------------
Net unrealized depreciation         $ (3,550,972)         $ (6,058,494)
                              ============================================

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      STATEMENTS OF ASSETS AND LIABILITIES
              IAI DEVELOPING COUNTRIES FUND, IAI INTERNATIONAL FUND

                                JANUARY 31, 1998


                                                                      IAI DEVELOPING            IAI INTERNATIONAL
                                                                      COUNTRIES FUND                   FUND
----------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at market
   (Cost: $11,153,361 and $64,651,734)
   (see Fund Portfolios)                                                $  7,830,339                $ 59,400,051
Cash in bank on demand deposit                                                28,782                   1,844,885
Cash denominated in foreign currency
   (Cost: $5,227)                                                              5,644                        --
Receivable for investment securities sold                                     94,375                   1,125,046
Receivable for Fund shares sold                                                 --                     1,712,776
Dividends receivable                                                             651                     561,182
Unrealized appreciation on foreign currency contracts
   held, at value (Note 6)                                                    14,886                      69,852
                                                          ------------------------------------------------------
   TOTAL ASSETS                                                            7,974,677                  64,713,792
                                                          ------------------------------------------------------
LIABILITIES
Payable for investment securities purchased                                   31,390                     284,427
Payable for Fund shares purchased                                               --                     1,058,167
Unrealized depreciation on foreign currency contracts
   held, at value (Note 6)                                                       193                      22,551
                                                          ------------------------------------------------------
   TOTAL LIABILITIES                                                          31,583                   1,365,145
                                                          ------------------------------------------------------
      NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                $  7,943,094                $ 63,348,647
                                                          ======================================================
REPRESENTED BY:
Capital stock                                                           $     11,066                $     61,748
Additional paid-in capital                                                11,785,852                  70,305,148
Undistributed (overdistributed) net investment income                        (58,384)                   (121,935)
Accumulated net realized gains (losses) on investments                      (486,862)                 (1,634,031)
Unrealized appreciation or depreciation on:
   Investment securities                                  $ (3,323,022)               $ (5,251,683)
   Other assets and liabilities
      denominated in foreign currency                           14,444                     (10,600)
                                                          ------------                ------------
                                                                          (3,308,578)                 (5,262,283)
                                                          ------------------------------------------------------
   TOTAL - REPRESENTING NET ASSETS APPLICABLE
      TO OUTSTANDING CAPITAL STOCK                                      $  7,943,094                $ 63,348,647
                                                          ======================================================
   Shares of capital stock outstanding; authorized
      10 billion shares each of $.01 par value stock                       1,106,572                   6,174,816
                                                          ------------------------------------------------------
   NET ASSET VALUE PER SHARE OF OUTSTANDING CAPITAL STOCK               $       7.18                $      10.26
                                                          ======================================================

            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 28

                            STATEMENTS OF OPERATIONS
              IAI DEVELOPING COUNTRIES FUND, IAI INTERNATIONAL FUND

                           YEAR ENDED JANUARY 31, 1998


                                                                     IAI DEVELOPING          IAI INTERNATIONAL
                                                                     COUNTRIES FUND                 FUND
--------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
INCOME
   Dividends (net of foreign income taxes withheld
     of $23,742 and $375,988)                                           $   269,578                $ 3,103,120
   Interest                                                                  28,048                    160,631
                                                          ----------------------------------------------------
     TOTAL INCOME                                                           297,626                  3,263,751
                                                          ----------------------------------------------------
EXPENSES (NOTE 3)
   Management fees                                                          239,502                  1,762,718
   Compensation of Directors                                                  1,334                     11,961
                                                          ----------------------------------------------------
     TOTAL EXPENSES                                                         240,836                  1,774,679
     Less fees reimbursed by Advisers                                        (1,334)                   (11,961)
                                                          ----------------------------------------------------
     NET EXPENSES                                                           239,502                  1,762,718
                                                          ----------------------------------------------------
     NET INVESTMENT INCOME                                                   58,124                  1,501,033
                                                          ----------------------------------------------------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized gains (losses) on:
   Investment securities                                    $   364,326                $ 7,105,354
   Foreign currency transactions (net of foreign
     currency tax of $6,203 and $4,580, respectively)           (23,596)                   (41,314)
                                                            -----------                -----------
                                                                            340,730                  7,064,040
Net change in unrealized appreciation or depreciation on:
   Investment securities                                    $(3,334,312)               $(7,735,915)
   Other assets and liabilities denominated in
     foreign currency                                            14,612                   (397,700)
                                                            -----------                -----------
                                                                         (3,319,700)                (8,133,615)
                                                          ----------------------------------------------------
     NET GAIN (LOSS) ON INVESTMENTS                                      (2,978,970)                (1,069,575)
                                                          ----------------------------------------------------
     NET INCREASE (DECREASE) IN NET ASSETS RESULTING
       FROM OPERATIONS                                                  $(2,920,846)               $   431,458
                                                          ====================================================

            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 28

                       STATEMENTS OF CHANGES IN NET ASSETS
              IAI DEVELOPING COUNTRIES FUND, IAI INTERNATIONAL FUND


                                                       IAI DEVELOPING COUNTRIES             IAI INTERNATIONAL
                                                                 FUND                              FUND
                                                              Years ended                      Years ended
                                                               January 31,                      January 31,
                                                         1998             1997             1998              1997
---------------------------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income                          $      58,124     $      53,676     $   1,501,033     $   2,042,362
   Net realized gains                                   340,730           516,889         7,064,040        12,005,271
   Net change in unrealized appreciation
      or depreciation                                (3,319,700)         (152,181)       (8,133,615)      (10,839,388)
                                                  -------------------------------------------------------------------
       NET INCREASE (DECREASE) IN NET ASSETS
           RESULTING FROM OPERATIONS                 (2,920,846)          418,384           431,458         3,208,245
                                                  -------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                               (178,416)          (57,715)       (2,498,912)       (2,507,284)
   Net realized gains                                  (699,045)         (635,048)       (9,915,596)      (10,555,519)
                                                  -------------------------------------------------------------------
       TOTAL DISTRIBUTIONS                             (877,461)         (692,763)      (12,414,508)      (13,062,803)
                                                  -------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
   Net proceeds from sale of shares                   8,406,752        12,478,531       132,201,297       118,509,652
   Net asset value of shares issued in
       reinvestment of distributions                    828,391           683,741        11,993,205        12,833,206
   Cost of shares redeemed                           (9,475,349)       (8,263,295)     (185,054,041)     (156,960,324)
                                                  -------------------------------------------------------------------
       INCREASE (DECREASE) IN NET ASSETS FROM
           CAPITAL SHARE TRANSACTIONS                  (240,206)        4,898,977       (40,859,539)      (25,617,466)
                                                  -------------------------------------------------------------------
       TOTAL INCREASE (DECREASE) IN NET ASSETS       (4,038,513)        4,624,598       (52,842,589)      (35,472,024)
NET ASSETS AT BEGINNING OF PERIOD                    11,981,607         7,357,009       116,191,236       151,663,260
                                                  -------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                       $   7,943,094     $  11,981,607     $  63,348,647     $ 116,191,236
                                                  ===================================================================
   INCLUDING UNDISTRIBUTED (OVERDISTRIBUTED)
      NET INVESTMENT INCOME OF:                   $     (58,384)    $      11,184     $    (121,935)    $     615,608
                                                  ===================================================================

            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 28

                              FINANCIAL HIGHLIGHTS
                          IAI DEVELOPING COUNTRIES FUND

             PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING
            THROUGHOUT EACH PERIOD AND SELECTED INFORMATION FOR EACH
                        PERIOD INDICATED ARE AS FOLLOWS:


                                                                        Years ended       Period from
                                                                         January 31,   February 10, 1995+
                                                                      1998       1997  to January 31, 1996
==========================================================================================================
NET ASSET VALUE
   Beginning of period                                             $  10.38    $  10.56    $ 10.00
                                                                 ---------------------------------

OPERATIONS
   Net investment income                                               0.06        0.05       --
   Net realized and unrealized gains (losses)                         (2.41)       0.46       0.83
                                                                 ---------------------------------
      TOTAL FROM OPERATIONS                                           (2.35)       0.51       0.83
                                                                 ---------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                              (0.16)      (0.06)      --
   Net realized gains                                                 (0.69)      (0.63)     (0.27)
                                                                 ---------------------------------
      TOTAL DISTRIBUTIONS                                             (0.85)      (0.69)     (0.27)
                                                                 ---------------------------------

NET ASSET VALUE
   End of period                                                   $   7.18    $  10.38    $ 10.56
                                                                 =================================

Total investment return (%)*                                         (23.13)       5.22       8.53
Net assets at end of period (000's omitted)                        $  7,943    $ 11,982    $ 7,357

RATIOS
   Expenses to average daily net assets (%)***                         2.00        2.00       2.15**
   Net investment income to average daily net assets (%)***            0.49        0.52       0.04**
   Average brokerage commission rate****                           $ 0.0041    $ 0.0057        n/a
   Portfolio turnover rate (excluding short-term securities) (%)       71.7        61.0       41.9

* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.

**      ANNUALIZED

*** THE FUND'S ADVISER VOLUNTARILY WAIVED $17,765 AND $45,293 IN EXPENSES FOR THE YEAR ENDED JANUARY 31, 1997 AND THE PERIOD ENDED JANUARY 31, 1996, RESPECTIVELY. IF THE FUND HAD BEEN CHARGED THESE EXPENSES, THE RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 2.17% AND 3.42%, RESPECTIVELY, AND THE RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 0.35% AND (1.23%), RESPECTIVELY.

**** BEGINNING IN FISCAL 1997, THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE BROKERAGE COMMISSION RATE. THE COMPARABILITY OF RATES BETWEEN DOMESTIC AND FOREIGN EQUITIES MAY BE AFFECTED BY THE FACT THAT COMMISSION RATES PER SHARE CAN VARY SIGNIFICANTLY AMONG FOREIGN COUNTRIES. + COMMENCEMENT OF OPERATIONS

                              FINANCIAL HIGHLIGHTS
                             IAI INTERNATIONAL FUND

             PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING
            THROUGHOUT EACH PERIOD AND SELECTED INFORMATION FOR EACH
                        PERIOD INDICATED ARE AS FOLLOWS:


                                                    Years ended               Period from           Years ended
                                                     January 31,            April 1, 1994 to          March 31,
                                           1998         1997       1996     January 31, 1995+     1994      1993
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
     Beginning of period                 $ 12.11    $  13.24    $  12.06      $     13.45      $  11.22    $ 11.02
                                      ----------------------------------------------------------------------------
OPERATIONS
     Net investment income                  0.20        0.24        0.19             0.11          0.06       0.06
     Net realized and unrealized
        gains (losses)                     (0.34)       0.08        2.17            (0.62)         2.56       0.60
                                      ----------------------------------------------------------------------------
        TOTAL FROM OPERATIONS              (0.14)       0.32        2.36            (0.51)         2.62       0.66
                                      ----------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                 (0.32)      (0.28)      (0.16)            --           (0.34)     (0.04)
     Net realized gains                    (1.39)      (1.17)      (1.02)           (0.88)        (0.05)     (0.42)
                                      ----------------------------------------------------------------------------
        TOTAL DISTRIBUTIONS                (1.71)      (1.45)      (1.18)           (0.88)        (0.39)     (0.46)
                                      ----------------------------------------------------------------------------

NET ASSET VALUE
     End of period                       $ 10.26    $  12.11    $  13.24      $     12.06      $  13.45    $ 11.22
                                      ============================================================================

Total investment return (%)*               (1.04)       2.39       20.15            (4.14)        23.85       6.18

Net assets at end of period
     (000's omitted)                     $63,349    $116,191    $151,663      $   136,474      $134,796    $59,248
RATIOS
     Expenses to average net assets(%)      1.67        1.65        1.66             1.72**        1.74       1.91
     Net investment income to
        average net assets (%)              1.42        1.56        1.12             1.04**         .87       1.42
     Average brokerage
        commission rate***               $0.0108    $ 0.0157         n/a              n/a           n/a        n/a
     Portfolio turnover rate
        (excluding short-term
          securities) (%)                   76.4        32.1        39.2             27.6          50.9       28.6


* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.

**      ANNUALIZED

*** BEGINNING IN FISCAL 1997, THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE BROKERAGE COMMISSION RATE. THE COMPARABILITY OF RATES BETWEEN DOMESTIC AND FOREIGN EQUITIES MAY BE AFFECTED BY THE FACT THAT COMMISSION RATES PER SHARE CAN VARY SIGNIFICANTLY AMONG FOREIGN COUNTRIES.

+       REFLECTS FISCAL YEAR END CHANGE FROM MARCH 31 TO JANUARY 31.

                          NOTES TO FINANCIAL STATEMENTS
              IAI DEVELOPING COUNTRIES FUND, IAI INTERNATIONAL FUND

                                JANUARY 31, 1998

[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

IAI Investment Funds III, Inc. is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. IAI Developing Countries Fund and IAI International Fund are separate portfolios of IAI Investment Funds III, Inc. The Funds have a primary objective of capital appreciation mainly through investment in equity securities of developed and emerging countries. This report covers only the Developing Countries Fund and International Fund (the Funds).

Significant accounting policies followed by the Funds are summarized below:

SECURITY VALUATION
Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service. Such securities which cannot be valued by the portfolio pricing service are valued using dealer-supplied valuations, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less at acquisition are valued at cost adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Restricted securities for which there is no public market are valued at fair value in good faith under procedures established by the Board of Directors. Such securities represent $3,675,270 (5.8% of net assets for International Fund). Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

FOREIGN CURRENCY
TRANSLATIONS AND FORWARD
FOREIGN CURRENCY CONTRACTS
The Funds invest in foreign securities. The market value of securities and other assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date and are recorded in realized and unrealized appreciation (depreciation) on foreign currency transactions. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward currency contract transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                          NOTES TO FINANCIAL STATEMENTS
              IAI DEVELOPING COUNTRIES FUND, IAI INTERNATIONAL FUND

                                JANUARY 31, 1998

[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

The Funds may enter into forward foreign currency exchange contracts for operational purposes and to hedge against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

FEDERAL TAXES
Since it is each Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, the Funds are required to distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily due to differing treatments for foreign currency transactions, passive foreign investments companies (PFICs), and losses deferred due to "wash sales." The character of distributions made during the year for net investment income or net realized gains may differ from it's ultimate characterization for tax purposes.

The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation. The Funds accrue such taxes as applicable.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed (overdistributed) net investment income and accumulated net realized gains (losses) have been increased (decreased) as follows:

                                   IAI DEVELOPING COUNTRIES    IAI INTERNATIONAL
                                             FUND                    FUND
--------------------------------------------------------------------------------
 Undistributed net investment income      $      50,724           $  260,336
 Accumulated net realized gains (losses)  $     (50,724)          $ (260,336)
 Additional paid-in capital                          --                   --

For federal income tax purposes, Developing Countries Fund and International Fund had capital loss carryovers of approximately $311,000 and $894,000, respectively at January 31, 1998, which, if not offset by subsequent capital gains, will expire in 2007. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover is offset or expires.

SECURITY TRANSACTIONS AND
INVESTMENT INCOME
The Funds record security transactions on trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Security gains and losses are determined on the basis of identified cost, which is the

                          NOTES TO FINANCIAL STATEMENTS
              IAI DEVELOPING COUNTRIES FUND, IAI INTERNATIONAL FUND

                                JANUARY 31, 1998

[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

same basis used for federal income tax purposes. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

DISTRIBUTIONS TO
SHAREHOLDERS
Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are paid semi-annually. Capital gains, if any, are primarily distributed as of the end of the calendar year. Additional capital gains distributions as needed to comply with federal tax regulations are distributed during the year.

CONCENTRATION OF RISK
Investments in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Funds' investments and the income it generates, as well as the Funds' ability to repatriate such amounts.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.


[2] COMMITMENTS AND CONTINGENCIES

For purposes of obtaining certain types of insurance coverage for the Funds and their officers and directors, the Funds are policyholders in an industry-sponsored mutual insurance company (the Company). The Funds are committed to make capital contributions, if requested by the Company.

Developing Countries Fund and International Fund have available lines of credit of $3,800,000 and $15,000,000, respectively, with a bank at the prime interest rate. To the extent funds are drawn against the line, securities are held in a segregated account. No compensating balances or commitment fees are required under the lines of credit. During the year ended January 31, 1998, the Funds paid $3,442 and $9,118, respectively, in interest on such lines of credit at an average rate of 8.50%. This interest is included in interest income on the Statement of Operations. There were no borrowings outstanding at January 31, 1998.

                          NOTES TO FINANCIAL STATEMENTS
              IAI DEVELOPING COUNTRIES FUND, IAI INTERNATIONAL FUND

                                JANUARY 31, 1998

[3] FEES AND EXPENSES

Under terms of each Funds' Management Agreement, Investment Advisers, Inc. (Advisers) is required to pay for all expenses of each Fund, except certain costs (primarily those incurred in the purchase and sale of assets, taxes, interest and extraordinary expenses), in return for each Fund paying an all inclusive management fee (unified fee) to Advisers. For Developing Countries Fund this fee is equal to an annual rate of 2.00% declining to 1.65% of average daily net assets. For International Fund this fee is equal to an annual rate of 1.70% declining to 1.30% of average daily net assets. This fee is paid monthly. The Management Agreements further provide that Advisers will reimburse the Funds for the fees and expenses it pays to Directors who are not "interested persons" of the Funds or reduce its fee by an equivalent amount.

[4] CAPITAL STOCK

The Funds each have authorized 10 billion shares of $.01 par value stock. Transactions in shares of capital stock during the periods indicated were as follows:


                                                   IAI DEVELOPING              IAI INTERNATIONAL
                                                   COUNTRIES FUND                    FUND
----------------------------------------------------------------------------------------------------
                                              Year ended     Year ended    Year ended    Year ended
                                              January 31,    January 31,   January 31,   January 31,
                                                 1998           1997          1998          1997
----------------------------------------------------------------------------------------------------
 SOLD                                           799,319      1,168,544     10,833,124      9,050,644
 ISSUED FOR REINVESTED DISTRIBUTIONS            107,939         70,024      1,143,039      1,043,904
 REDEEMED                                      (954,958)      (781,138)   (15,399,390)   (11,955,329)
----------------------------------------------------------------------------------------------------
 INCREASE (DECREASE) IN SHARES OUTSTANDING      (47,700)       457,430     (3,423,227)    (1,860,781)
====================================================================================================

[5] PURCHASES AND SALES OF SECURITIES

For the year ended January 31, 1998, purchases of securities and sales proceeds, other than investments in short-term securities, for each Fund were as follows:

                                        Purchases              Sales
-------------------------------------------------------------------------
  IAI DEVELOPING COUNTRIES FUND      $   8,083,911         $    8,567,825
  IAI INTERNATIONAL FUND             $  75,840,817         $  127,880,786

                          NOTES TO FINANCIAL STATEMENTS
              IAI DEVELOPING COUNTRIES FUND, IAI INTERNATIONAL FUND

                                JANUARY 31, 1998

[6] FOREIGN CURRENCY COMMITMENTS

At January 31, 1998, the Funds had entered into foreign currency exchange contracts. The unrealized appreciation and/or depreciation on those contracts at January 31, 1998 is included in unrealized appreciation or depreciation on other assets and liabilities denominated in foreign currency. The terms of the open contracts are as follows:


IAI DEVELOPING COUNTRIES FUND
-------------------------------------------------------------------------------------------------------------
  Exchange                                                                    Unrealized          Unrealized
  Date         Currency to be Delivered       Currency to be Received        Appreciation        Depreciation
-------------------------------------------------------------------------------------------------------------

  02/02/98     3,057,862  Portuguese Escudo    16,239  U.S. Dollars          $         -         $      110
  02/03/98     6,714,588  Greek Drachma        23,134  U.S. Dollars                    -                 53
  02/03/98         2,614  U.S. Dollars         20,192  Hong Kong Dollars               -                  5
  02/06/98         1,916  U.S. Dollars          8,285  Malaysian Ringgit              65                  -
  02/10/98        21,150  U.S. Dollars        163,704  Hong Kong Dollars               4                  -
  10/07/98     3,552,490  Hong Kong Dollars   453,778  U.S. Dollars               14,817                  -
  10/07/98       145,872  Hong Kong Dollars    18,000  U.S. Dollars                    -                 25
-------------------------------------------------------------------------------------------------------------
                                                                             $    14,886         $      193
=============================================================================================================

IAI INTERNATIONAL FUND
-------------------------------------------------------------------------------------------------------------
  Exchange                                                                    Unrealized          Unrealized
  Date         Currency to be Delivered       Currency to be Received        Appreciation        Depreciation
-------------------------------------------------------------------------------------------------------------

  02/02/98         5,367  U.S. Dollars      9,607,363  Italian Lira          $         -         $      39
  02/03/98       245,569  Australian Dollars  165,268  U.S. Dollars                    -             3,045
  02/03/98        16,692  British Pounds       27,416  U.S. Dollars                  125                 -
  02/03/98       107,316  British Pounds      174,710  U.S. Dollars                    -               751
  02/03/98     1,842,865  Hong Kong Dollars   237,330  U.S. Dollars                    -               812
  02/03/98    19,677,140  Japanese Yen        154,634  U.S. Dollars                    -               548
  02/03/98     3,371,371  Japanese Yen         26,494  U.S. Dollars                    -                94
  02/03/98         2,220  U.S. Dollars         17,164  Hong Kong Dollars               -                 2
  02/03/98        32,637  U.S. Dollars        262,729  Swedish Krona                   -               233
  02/04/98        64,662  U.S. Dollars        112,253  Singapore Dollars             716                 -
  02/04/98        66,184  U.S. Dollars        113,042  Singapore Dollars               -               347
  02/04/98        74,284  U.S. Dollars        127,026  Singapore Dollars               -               303
  02/10/98        39,350  U.S. Dollars        303,978  Hong Kong Dollars               -                69
  02/27/98       656,670  French Francs       106,689  U.S. Dollars                    -               575
  02/27/98       796,224  French Francs       129,362  U.S. Dollars                    -               698
  04/30/98     1,324,257  British Pounds    2,140,000  U.S. Dollars                    -            14,964
  05/06/98   123,980,000  Japanese Yen      1,000,000  U.S. Dollars                8,714                 -
  10/07/98     9,767,820  Hong Kong Dollars 1,247,614  U.S. Dollars               40,659                 -
  10/07/98     2,046,758  Hong Kong Dollars   261,443  U.S. Dollars                8,537                 -
  10/07/98       421,408  Hong Kong Dollars    52,000  U.S. Dollars                    -                71
  10/07/98     2,661,758  Hong Kong Dollars   340,000  U.S. Dollars               11,101                 -
-------------------------------------------------------------------------------------------------------------
                                                                             $    69,852         $  22,551
=============================================================================================================

                          INDEPENDENT AUDITORS' REPORT
              IAI DEVELOPING COUNTRIES FUND, IAI INTERNATIONAL FUND


THE BOARD OF DIRECTORS AND SHAREHOLDERS
IAI INVESTMENT FUNDS III, INC.:

We have audited the accompanying statements of assets and liabilities, including the fund portfolios, of IAI Developing Countries Fund and IAI International Fund (separate portfolios within IAI Investment Funds III, Inc.) as of January, 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the periods presented on pages 26-27 of the annual report. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of IAI Developing Countries Fund and IAI International Fund at January 31, 1998, and the results of their operations, the changes in their net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP
Minneapolis, Minnesota
March 13, 1998

                             FEDERAL TAX INFORMATION
              IAI DEVELOPING COUNTRIES FUND, IAI INTERNATIONAL FUND


We are required by federal tax regulations to provide shareholders with certain information regarding dividend distributions paid during our fiscal year. The figures provided are for informational purposes only and should not be used for reporting to federal or state revenue agencies. You will receive all necessary tax information on Form 1099-DIV, Dividends and Distributions, in January of each year.

IAI DEVELOPING COUNTRIES FUND

                                 TAX INFORMATION
--------------------------------------------------------------------------
        Payable Date            Ordinary Income (A)          Capital Gains
--------------------------------------------------------------------------
       JUNE 1997                    $    0.0822                $   0.0000
       DECEMBER 1997                     0.5296                    0.2356
==========================================================================
                                    $    0.6118                $   0.2356


IAI INTERNATIONAL FUND

                                 TAX INFORMATION
---------------------------------------------------------------------------
        Payable Date             Ordinary Income (A)          Capital Gains
---------------------------------------------------------------------------
       JUNE 1997                     $    0.2304                $   0.0749
       DECEMBER 1997                 $    0.4656                $   0.9392
===========================================================================
                                     $    0.6960                $   1.0141

(A) INCLUDES DISTRIBUTIONS OF SHORT-TERM CAPITAL GAINS, IF ANY, WHICH ARE TAXABLE AS ORDINARY INCOME.

                             FEDERAL TAX INFORMATION
             IAI DEVELOPING COUNTRIES FUND, IAI INTERNATIONAL FUND

FOREIGN TAX CREDIT INFORMATION (UNAUDITED)

The Funds have elected to pass through the credit for taxes paid in foreign countries for the calendar year December 31, 1997. In accordance with current tax laws, the Foreign Tax and Foreign Income per share is as follows:


                                       IAI DEVELOPING                                  IAI INTERNATIONAL
                                       COUNTRIES FUND                                        FUND
                                 FOREIGN               FOREIGN                   FOREIGN               FOREIGN
                                   TAX                 INCOME                      TAX                 INCOME
                                 FACTOR                FACTOR                    FACTOR                FACTOR
-------------------------------------------------------------------------------------------------------------------
   ARGENTINA                      .000                  .124                      .000                  .012

   AUSTRALIA                       --                    --                       .020                  .138

   BELGIUM                         --                    --                       .052                  .041

   BRAZIL                         .034                  .068                       --                    --

   CHILE                          .133                  .050                      .013                  .008

   FRANCE                          --                    --                       .355                  .199

   GERMANY                         --                    --                       .028                  .032

   GREECE                         .000                  .072                       --                    --

   HOLLAND                         --                    --                       .050                  .052

   HONG KONG                      .000                  .134                      .000                  .046

   INDONESIA                      .097                  .049                      .006                  .004

   ISRAEL                         .000                  .008                      .000                  .003

   JAPAN                           --                    --                       .065                  .051

   KOREA                          .111                  .051                      .004                  .003

   MALAYSIA                       .454                  .145                      .024                  .017

   MEXICO                         .000                  .045                      .000                  .004

   NEW ZEALAND                     --                    --                       .045                  .035

   PERU                           .000                  .039                      .000                  .001

   PHILIPPINES                    .002                  .001                       --                    --

   POLAND                         .011                  .006                       --                    --

   PORTUGAL                       .069                  .046                      .002                  .002

   SOUTH AFRICA                   .000                  .025                      .000                  .003

   SPAIN                           --                    --                       .043                  .033

   THAILAND                       .089                  .137                      .013                  .015

   UNITED KINGDOM                  --                    --                       .280                  .301
-------------------------------------------------------------------------------------------------------------------
   TOTAL                          1.000                 1.000                     1.000                 1.000
===================================================================================================================

THE PORTION OF FOREIGN TAXES ALLOCATED TO YOUR ACCOUNT IS INDICATED ON FORM 1099-DIV.

THE FACTOR USED TO DETERMINE THE TOTAL 1997 FOREIGN INCOME IS 8.5733 FOR IAI INTERNATIONAL FUND AND 13.2405 FOR IAI DEVELOPING COUNTRIES FUND.

                             IAI MUTUAL FUND FAMILY

TO DIVERSIFY YOUR PORTFOLIO, PLEASE CONSIDER ALL OF THE MUTUAL FUNDS IN OUR FUND FAMILY


                                                        SECONDARY
 IAI FUND                      PRIMARY OBJECTIVE        OBJECTIVE                 PORTFOLIO COMPOSITION
----------------------------------------------------------------------------------------------------------------------------------
 IAI DEVELOPING                Capital Appreciation        --                     Equity securities of companies in developing
 COUNTRIES FUND                                                                   countries
----------------------------------------------------------------------------------------------------------------------------------
 IAI INTERNATIONAL FUND        Capital Appreciation      Income                   Equity securities of non-U.S. companies
----------------------------------------------------------------------------------------------------------------------------------
 IAI EMERGING GROWTH FUND      Capital Appreciation        --                     Common stocks of small- to medium-sized
                                                                                  emerging growth companies
----------------------------------------------------------------------------------------------------------------------------------
 IAI CAPITAL                   Capital Appreciation        --                     Common stocks of small- to medium-sized
 APPRECIATION FUND                                                                growth companies
----------------------------------------------------------------------------------------------------------------------------------
 IAI MIDCAP GROWTH FUND        Capital Appreciation        --                     Common stocks of medium-sized growth companies
----------------------------------------------------------------------------------------------------------------------------------
 IAI REGIONAL FUND             Capital Appreciation        --                     Common stocks of Upper Midwest companies
----------------------------------------------------------------------------------------------------------------------------------
 IAI GROWTH FUND               Capital Appreciation        --                     Common stocks with potential for above-average
                                                                                  growth and appreciation
----------------------------------------------------------------------------------------------------------------------------------
 IAI VALUE FUND                Capital Appreciation        --                     Common stocks which are considered to be
                                                                                  undervalued
----------------------------------------------------------------------------------------------------------------------------------
 IAI GROWTH AND INCOME FUND    Capital Appreciation      Income                   Common stocks with potential for long-term
                                                                                  appreciation, and common stocks that are expected
                                                                                  to produce income
----------------------------------------------------------------------------------------------------------------------------------
 IAI BALANCED FUND             Total Return              Income                   Common stocks, investment-grade bonds and
                               [CAPITAL APPRECIATION + INCOME]                    short-term instruments
----------------------------------------------------------------------------------------------------------------------------------
 IAI BOND FUND                 Income                    Capital Preservation     Investment-grade bonds
----------------------------------------------------------------------------------------------------------------------------------
 IAI GOVERNMENT FUND           Income                    Capital Preservation     U.S. Government securities
----------------------------------------------------------------------------------------------------------------------------------
 IAI RESERVE FUND              Stability/Liquidity       Income                   The portfolio has a maximum average maturity of
                                                                                  25 months, investing primarily in investment-
                                                                                  grade bonds
----------------------------------------------------------------------------------------------------------------------------------
 IAI MONEY MARKET FUND         Stability/Liquidity       Income                   The portfolio's average dollar-weighted maturity
                                                                                  isless than 90 days, investing in high quality,
                                                                                  money market securities
----------------------------------------------------------------------------------------------------------------------------------

                         ==============================

                               INVESTMENT ADVISER
                                   AND MANAGER
                            Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA
                                  800.945.3863
                                  612.376.2700
                             http://www.iaifunds.com

                                    CUSTODIAN
                          Norwest Bank Minnesota, N.A.
                               Sixth and Marquette
                              Minneapolis, MN 55479

                                  LEGAL COUNSEL
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                              Minneapolis, MN 55402

                              INDEPENDENT AUDITORS
                              KPMG Peat Marwick LLP
                               4200 Norwest Center
                              Minneapolis, MN 55402

                                    DIRECTORS
                                 Madeline Betsch
                               W. William Hodgson
                                 George R. Long
                                J. Peter Thompson
                               Charles H. Withers

                         ==============================

                                     [LOGO]
                                      IAI
                                  MUTUAL FUNDS

                      601 SECOND AVENUE SOUTH, SUITE 3600,
                MINNEAPOLIS, MINNESOTA 55402 USA FAX 612.376.2737

                                  800.945.3863
                                  612.376.2700